UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 9, 2012

WESTERN LIBERTY BANCORP

(Exact name of registrant as specified in its charter)

Delaware	001-33803	26-0469120
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8363 W. Sunset Rd., Suite 350, Las Vegas, Nevada 89113

(Address of principal executive offices)

Registrant’s telephone number, including area code: (702) 966-7400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Western Liberty Bancorp (the “Company”) and Western Alliance Bancorporation (“Western Alliance”) issued a joint press release today announcing the filing with the Securities and Exchange Commission (the “SEC”) and the mailing to Western Liberty stockholders, of a supplement to the proxy statement/prospectus provided to stockholders in connection with the proposed merger of the Company and Western Alliance.

The supplement has been filed in connection with a proposed settlement of a putative class action lawsuit that was filed in the District Court of the State of Nevada, Clark County, on September 21, 2012 by plaintiff David Raul against Western Alliance, Western Liberty and the directors of Western Liberty. The action alleges, among other things, that Western Liberty’s board of directors breached its fiduciary duties in connection with the board of directors’ approval of the proposed merger and that Western Alliance aided and abetted such alleged breach of fiduciary duties. The plaintiff seeks injunctive relief preventing the merger, an order rescinding the proposed merger in the event it is not enjoined, and damages as a result of the alleged actions of the defendants, including attorneys’ and experts’ fees.

The defendants believe this lawsuit is without merit but in order to avoid the costs, risks and uncertainties inherent in litigation and to allow stockholders to vote on the proposal to adopt the merger agreement at the scheduled special meeting, counsel for Western Liberty, Western Alliance and the other defendants have entered into a memorandum of understanding with plaintiffs’ counsel to settle the action subject to court approval. The settlement requires Western Liberty and Western Alliance to provide certain additional disclosures set forth in the supplement to the proxy statement/prospectus, but will not affect the merger consideration to be received by Western Liberty stockholders or the timing of the special meeting of the Western Liberty stockholders scheduled for October 17, 2012. A copy of the supplement to the proxy statement/prospectus is attached to the press release.

A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Additional Information

This communication is being made in respect of the proposed merger involving the Company and Western Alliance.

In connection with the proposed merger with the Company, Western Alliance filed with the SEC a Registration Statement on Form S-4, as amended, that included a proxy statement of the Company that also constitutes a prospectus of Western Alliance. The Company mailed the proxy statement/prospectus to its stockholders. Investors and security holders are urged to read the proxy statement/prospectus, including the supplement thereto, regarding the proposed merger because it contains important information. You may obtain a free copy of the proxy statement/prospectus, the supplement and other related documents filed by the Company and Western Alliance with the SEC at the SEC’s website at www.sec.gov. The proxy statement/prospectus, the supplement and the other documents may also be obtained for free by accessing the Company’s website at www.westernlibertybank.com under the tab “Investor Relations” and then under the heading “Financial Information” or by accessing Western Alliance’s website at www.westernalliancebancorp.com under the tab “Investor Relations” and then under the heading “Financial Documents”.

Participants in the Transactions

The Company, Western Alliance and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from the Company’s stockholders in favor of the merger with Western Alliance. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Company’s stockholders in connection with the proposed merger is set forth in the proxy statement/prospectus filed with the SEC.

You can find information about the executive officers and directors of the Company in its Annual Report on Form 10-K for the year ended December 31, 2011, as amended, and in its definitive proxy statement filed with the SEC on April 26, 2012. You can find information about Western Alliance’s executive officers and directors in its Annual Report on Form 10-K for the year ended December 31, 2011 and in its definitive proxy statement filed with the SEC on March 16, 2012. You can obtain free copies of these documents from the Company or Western Alliance using the information above.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements that relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. The forward-looking statements contained herein reflect our current views about future events and financial performance and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from historical results and those expressed in any forward-looking statement. Some factors that could cause actual results to differ materially from historical or expected results include: failure of the parties to satisfy the closing conditions in either merger agreement in a timely manner or at all; failure of the shareholders of Western Liberty to approve the applicable merger agreement; failure to settle the pending litigation involving the merger; disruptions to the parties’ businesses as a result of the announcement and pendency of the merger; costs or difficulties related to the integration of the business following the merger; factors listed in the Form 10-K as filed with the SEC; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; inflation, interest rate, market and monetary fluctuations; increases in competitive pressures among financial institutions and businesses offering similar products and services; higher defaults on our loan portfolio than we expect; changes in management’s estimate of the adequacy of the allowance for credit losses; legislative or regulatory changes or changes in accounting principles, policies or guidelines; management’s estimates and projections of interest rates and interest rate policy; the execution of our business plan; and other factors affecting the financial services industry generally or the banking industry in particular.

We do not intend and disclaim any duty or obligation to update or revise any industry information or forward-looking statements set forth in this press release to reflect new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated October 9, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN LIBERTY BANCORP (Registrant)

By:	/s/ William Martin
William Martin
Chief Executive Officer

Date: October 9, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated October 9, 2012